                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)

                            SCHEDULE 14A INFORMATION


                  Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No. 1)


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]   Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to Section 240.14a-12

                               AHPC HOLDINGS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required
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[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
      (1)   Title of each class of securities to which transaction applies:

      --------------------------------------------------------------------------
      (2)   Aggregate number of securities to which transaction applies:

      --------------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      --------------------------------------------------------------------------
      (4)   Proposed maximum aggregate value of transaction:

      --------------------------------------------------------------------------
      (5)   Total fee paid:

            --------------------------------------------------------------------
[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid:

            --------------------------------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

EXPLANATORY NOTE: The sole purpose of this revised filing is to include an amendment to the proxy statement correcting errors in the number of shares beneficially owned by certain of the registrant's executive officers and directors, as reported in the "Security Ownership of Certain Beneficial Owners and Management" section. The amendment was inserted in the proxy statement originally mailed to shareholders. There have been no other changes to the proxy statement.

                               AHPC HOLDINGS, INC.
                           (FORMERLY WRP CORPORATION)
                         500 PARK BOULEVARD, SUITE 1260
                             ITASCA, ILLINOIS 60143

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of AHPC Holdings, Inc.:

      Notice is hereby given that the annual meeting of shareholders of AHPC Holdings, Inc., a Maryland corporation, will be convened at the MARRIOTT HOTEL, SCHAUMBURG ROOM, 50 N. Martingale Rd., Schaumburg, Illinois, on MONDAY, JUNE 28, 2004, AT 8:00 A.M. CENTRAL TIME. Refreshments begin at 7:30 a.m. All holders of our common stock, par value $.01 per share, are entitled to attend the meeting. We are soliciting proxies, pursuant to the attached proxy statement, for use at our annual meeting. We expect that a quorum will be present at the meeting and that the proposals to be considered by the shareholders will be:

      (1) To elect two directors to hold office until their three-year term expires or until their respective successors are elected and qualified;

      (2) To ratify the appointment of Grant Thornton, LLP to serve as our auditors for the fiscal year ending June 30, 2004; and

      (3) To transact any other business as may properly come before the meeting, or any adjournment or postponement thereof.

      Only shareholders of record at the close of business on May 17, 2004, are entitled to receive notice of the annual meeting and to vote at the annual meeting or any adjournment or postponement of this meeting. A list of the record holders will be available for inspection at our office for at least ten days prior to the date of the annual meeting.

      Our Annual Report for the year ended June 30, 2003 on Form 10-K is being mailed concurrently with this notice and proxy statement to all shareholders of record.

      All shareholders are cordially invited to attend the annual meeting. Those who cannot attend are urged to sign, date and otherwise complete the enclosed proxy and return it promptly in the envelope provided. Any shareholder giving a proxy has the right to revoke it at any time before it is voted.

                                           By order of the Board of Directors:

                                           /s/  Alan E. Zeffer

                                           Alan E. Zeffer
                                           President and Chief Executive officer

Itasca, Illinois
May 24, 2004

                                 PROXY STATEMENT
                                       FOR
                        ANNUAL MEETING OF SHAREHOLDERS OF
                               AHPC HOLDINGS, INC
                           (FORMERLY WRP CORPORATION)
                           TO BE HELD ON JUNE 28, 2004

      This proxy statement is furnished to all holders of record as of the close of business on May 17, 2004, of common stock, par value $.01 per share of AHPC Holdings, Inc., a Maryland corporation, in connection with the solicitation of proxies by and on behalf of our Board of Directors to be voted at the annual meeting of shareholders. The annual meeting will be convened at the MARRIOTT HOTEL, SCHAUMBURG ROOM, 50 N. Martingale Road, Schaumburg, Illinois, on Monday, June 28, 2004, at 8:00 A.M. CENTRAL TIME or any adjournment or postponement of such meeting. This proxy statement and the enclosed form of proxy are first being mailed or otherwise delivered to shareholders on or about May 24, 2004. Shareholders who wish to attend the meeting should contact us at (630) 285-9191 so that arrangements can be made.

      We expect that a quorum will be present on the meeting date and that the proposals to be considered by the shareholders will be:

      (1) To elect two directors to hold office until their three-year term expires or until their respective successors are elected and qualified;

      (2) To ratify the appointment of Grant Thornton, LLP to serve as our auditors for the fiscal year ending June 30, 2004; and

      (3) To transact any other business as may properly come before the meeting, or any adjournment or postponement thereof.

      THE PROXIES SOLICITED BY US PURSUANT TO THIS PROXY STATEMENT ARE SOLICITED FOR USE AT THE MEETING WHEN CONVENED ON THE MEETING DATE AND ANY SUBSEQUENT ADJOURNMENTS AND MAY NOT BE USED FOR ANY OTHER PURPOSE, INCLUDING THE DETERMINATION OF WHETHER A QUORUM IS PRESENT, PRIOR TO THE MEETING DATE. THEREFORE, IT IS ANTICIPATED THAT THE BUSINESS TO BE CONSIDERED AT THE MEETING, WITH RESPECT TO WHICH PROXIES ARE SOLICITED PURSUANT TO THIS PROXY STATEMENT, WILL BE ADDRESSED ON THE MEETING DATE.

      The shares of common stock represented by properly executed proxies in the accompanying form received by the Board of Directors prior to the meeting date will be voted at the annual meeting. The shares not represented by properly executed proxies will not be voted. Where a shareholder specifies a choice in a proxy with respect to any matter to be acted upon, the shares represented by such proxy will be voted as specified. When a shareholder does not specify a choice, in any otherwise properly executed proxy, with respect to any proposal referred to therein, the shares represented by such proxy will be voted with respect to such proposal in accordance with the recommendations of the Board of Directors described in this proxy statement. A shareholder who signs and returns a proxy in the accompanying form may revoke it by: giving written notice of revocation to our Secretary before the proxy is voted at the annual meeting; executing and delivering a later-dated proxy; or attending the annual meeting and voting his or her shares in person.

      Shares represented at the annual meeting as the result of proxies marked "abstain" will be counted for purposes of determining the existence of a quorum at the meeting, but will not be voted. Shareholders have no cumulative voting rights. Shares held by brokers will not be considered entitled to vote on matters as to which the brokers have not received authority to vote from beneficial owners.

      It is not anticipated that matters other than those set forth in the notice of annual meeting, as described herein, will be brought before the meeting for action. If any other matters properly come before the meeting, the proxy holders will vote on such matters in accordance with their best judgment.

RECORD DATE

      Our Board of Directors has fixed the close of business on May 17, 2004, as the record date for the determination of shareholders entitled to receive notice of, and to vote at, the annual meeting. Each outstanding share of common stock is entitled to one vote on all matters coming before the shareholders. On the record date, we had outstanding 1,111,230 shares of common stock. Only shareholders of record on the record date will be entitled to vote at the annual meeting or any adjournment thereof. A quorum, consisting of the holders of at least a majority of all issued and outstanding shares of commons stock eligible to vote, must be present, in person or by proxy, at the annual meeting for valid shareholder action to be taken at the annual meeting or any adjournment thereof.

EXPENSES OF SOLICITATION

      We will bear the expenses of this solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement and related documents. We anticipate the total cost of the proxy solicitation to be $25,000. Solicitations will be made only by the use of the mails, except that, if deemed desirable, our officers and regular employees may solicit proxies by telephone, telegram, facsimile or personal calls. Our officers and regular employees will not be paid additional compensation for soliciting proxies. It is contemplated that brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the common stock held of record by such persons and that we will reimburse them for their reasonable expenses incurred in connection therewith.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 17, 2004, by: (i) each director who beneficially owns common stock; (ii) each executive officer; (iii) each person whom we know beneficially owns in excess of five (5%) percent of the outstanding shares of our common stock; and (iv) all directors and executive officers, as a group. Except as otherwise indicated in the footnotes to the table, the shareholders named below have sole voting and investment power with respect to the shares of common stock.

*Represents less than 1%

(1) Percent of class is based on 1,111,230 shares of the combined number of shares of common stock outstanding on May 17, 2004.

                                               Shares Issuable
                                                   Upon the
                                                  Exercise of       Total
                                                  Options or      Beneficially         Percentage of Outstanding
Name of Beneficial Owner       Shares Owned        Warrants          Owned                     Shares(1)
------------------------       ------------        --------          -----                     ---------
George Jeff Mennen                 3,333            30,000           33,333                      2.92%

Richard J. Swanson                 2,000            29,000           32,000                      2.81%

Don L. Arnwine                     1,000            30,000           31,000                      2.72%

Robert J. Simmons                  1,666            30,000           31,666                      2.77%

Alan E. Zeffer                       0              30,000           30,000                      2.63%

Anthony Alibrio                      0              20,000           20,000                      1.77%

Total Executive officers           7,999           169,000          176,999                     13.83%
& Directors as a group
(5 persons)

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      On May 18, 2004, the Board of Directors voted to create three classes of directors. Each class is made up of two directors, for a total number of six directors. The classes of directors have staggered three-year terms, so that two directors will be elected at each annual meeting. In light of the recent redemption of the shares of our majority shareholder, the Board of Directors believes that a staggered board will provide greater stability to the management of the Company to ensure that we can better implement our strategic plan to increase our revenues and profits. See the information under the caption "Change of Control Transaction" below.

      Two individuals will be elected at the annual meeting to serve as our directors until their three-year term expires or until their successors have been elected and qualified. If elected, these two individuals will continue to serve with our other four directors, who are not up for election this year. Both of these individuals are independent within the meaning of the rules of the Nasdaq Stock Market, and if elected, the Board of Directors would have four independent directors. The biographies of the nominees designated by the Board of Directors are set forth below. In the event any nominee is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee who will be designated by the present Board of Directors to fill the vacancy. As of the date of this proxy statement, we are not aware of any nominee who is unable or will decline to serve as a director. The nominees receiving a majority of the votes of shares of common stock required for election, as the case may be, will be elected.

      See "Compensation of Directors and Executive officers" regarding compensation of directors.

                         NOMINEES FOR ELECTION THIS YEAR

                                                                                                              Director
Name                         Age                  Principal Occupation During Past Five Years                  Since
----                         ---                  -------------------------------------------                  -----
Anthony F. Alibrio, Sr.      59    Mr. Alibrio is currently President Emeritus of Sodexho Marriott, Inc.'s      2004
                                   Health Care Division. Sodexho is the leading food and facilities management services company in North America. Mr. Alibrio has over
                                   37 years experience in both health care and foodservice. As the
                                   President of Sodexho Marriott, Inc.'s Health Care Division, he led
                                   an organization that managed $3.2 billion of services to over 1000 hospitals and long-term care facilities.

Don L. Arnwine               71    Mr. Arnwine is President of Arnwine Associates, a company he formed in       1995
                                   1989, to provide specialized advisory services to the health care industry.  From 1961 to 1972, Mr. Arnwine served as Director of the
                                   Hospital at the University of Colorado Medical Center.  From 1972 to
                                   1982, he served as president and CEO of the Charleston Area Medical
                                   Center.  Mr. Arnwine became president and CEO of Voluntary Hospitals of
                                   America (VHA) in 1982, and was named chairman and CEO in 1985, in which capacity he served until founding Arnwine Associates.

                                   DIRECTORS WHOSE TERMS EXPIRE IN 2005

Robert J. Simmons            60    Mr. Simmons is currently President of RJS HealthCare, Inc., a healthcare     1995
                                   consulting company founded in 1990.  He served as executive vice president at Baxter International, Inc., from 1987 until founding RJS in
                                   1990.  Mr. Simmons joined Baxter after serving over 20 years at American
                                   Hospital Supply Corporation.  His last position at American Hospital
                                   Supply Corporation was vice president of corporate marketing.

George Jeff Mennen           66    For over 8 years, Mr. Mennen has headed the G.J. Mennen Group, a             1994
                                   consulting firm specializing in family-owned businesses. Mr. Mennen held several positions at The Mennen Company, including Vice Chairman.  The
                                   Mennen Company was founded by Mr. Mennen's great grandfather in 1878 and remained privately owned until it was sold in 1992 to Colgate-Palmolive.

                                   DIRECTORS WHOSE TERMS EXPIRE IN 2006

Alan E. Zeffer               51    Mr. Zeffer is the President and Chief Executive officer for the              2004
                                   company.  He joined the company in April 2001.  Prior to joining the company, Mr. Zeffer was Managing Partner for Quest Capital Corporation,
                                   a corporate finance advisory firm that he founded in 1993.  He also served as treasurer for Sybron International Corp, from 1987 until 1993.

Richard J. Swanson.          63    Mr. Swanson is presently a consultant with the Executive Committee, an       1998
                                   international company that focuses on strategic coaching and corporate troubleshooting for CEO's of public and private companies.  Also, since
                                   1980, Mr. Swanson has been the president of two Denver, Colorado-based companies - Investment Partners, Inc., and Real Estate Associates, Inc.
                                   Investment Partners is engaged in the restructuring and recapitalization of troubled companies, and Real Estate Associates focuses on the acquisition and development of real estate projects.

BOARD LEADERSHIP

      The independent directors have selected to separate the duties of the Chairman and the Chief Executive officer and have created the position of Non-executive Chairman. The independent directors have selected Mr. G. Jeff Mennen to serve in this capacity. Mr. Mennen will also serve as head independent director. The duties of this position will include:

            - Presiding over meetings of the Board and executive sessions of the Independent Directors;

            -     Approving agendas for meetings of the Board;

            - Having authority to call meetings of the Board and Independent Directors; and

            - Such other duties and rights as the Board may from time to time authorize.

BOARD MEETINGS AND COMMITTEES

      During the year ended June 30, 2003, our Board of Directors held six meetings. All other actions by the Board of Directors were taken by unanimous written consent without a meeting. During the year ended June 30, 2003, all directors attended at least 75% of all meetings of the Board of Directors, except Eirik Aslaksrud, who is no longer a director. The Board of Directors presently has a Compensation Committee, a Nominating and Corporate Governance Committee and an Audit Committee. The functions and responsibilities of each committee are set forth in the paragraphs that follow. We encourage, but do not require, all of the directors to attend the annual meeting. At last year's meeting, two directors attended.

      Compensation Committee. The Board of Directors has a Compensation Committee that administers our Omnibus Equity Compensation Plan. The Compensation Committee is responsible for reviewing, determining and establishing the salaries, bonuses and other compensation of our executive officers. During the fiscal year ended June 30, 2003, the Compensation Committee held two meetings and all other actions of the Compensation Committee were taken by unanimous written consent without a meeting. The Compensation Committee currently consists of Don L. Arnwine, George Jeff Mennen, Robert J. Simmons and Richard J. Swanson.

      Audit Committee. The Audit Committee is responsible for recommending independent auditors, reviewing with the independent auditors the scope and results of the audit engagement, establishing and monitoring our financial policies and control procedures, reviewing and monitoring the provision of non audit services by our independent auditors and reviewing all potential conflict of interest situations. The Audit Committee is comprised of Messrs. Arnwine, Mennen and Swanson. Mr. Swanson is Chairman of the Audit Committee. Each member of the Audit Committee is independent within the meaning of Nasdaq's rules. The Audit Committee met four times during the fiscal year ended June 30, 2003. The Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this proxy statement.

      Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying, screening and recommending candidates to the entire Board of Directors for membership, including potential nominees submitted by stockholders. Each member of the Nominating and Corporate Governance Committee is independent within the meaning of Nasdaq's rules. The Nominating and Corporate Governance Committee is comprised of Messrs. Arnwine, Mennen and Swanson. The Nominating and Corporate Governance Committee was recently formed and did not meet during the fiscal year ended June 30, 2003. The Board of Directors has adopted a written charter for the Nominating and Corporate Governance Committee. The charter is not available on our website, but a copy of the charter is attached as Appendix B to this proxy statement.

AUDIT COMMITTEE REPORT

      During the fiscal year ended June 30, 2003, the Audit Committee held four meetings, at which all members of the Audit Committee were present. The Audit Committee is comprised of Don L. Arnwine, Richard J. Swanson and George Jeff Mennen. Each member of the committee is independent, as independence is defined in Section 4200 of the rules of the Nasdaq Stock Market. In addition, our board of directors has determined that Richard J. Swanson is a financial expert, as that term is defined in the rules of the United States Securities and Exchange Commission. Mr. Swanson is the Audit Committee chairman.

      We, the members of the Audit Committee of the Company, represent the following:

      1) The Audit Committee has reviewed and discussed the Company's audited financial statements with management of the Company;

      2) The Audit Committee has discussed with Grant Thornton LLP, the Company's independent auditors, the matters required to be discussed by Statement of Accounting Standards 61;

      3) The Audit Committee has received the written disclosures and the letter from Grant Thornton, LLP, required by Independence Standards Board Standard No. 1, as may be modified or supplemented, and has discussed with Grant Thornton LLP its independence;

      4) Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended June 30, 2003; and

      5) The Audit Committee recommended to the Board of Directors that Grant Thornton be appointed independent auditors for the Company for the fiscal year ending June 30, 2004.

            Don L. Arnwine       Richard J. Swanson      George Jeff Mennen

SELECTION OF NEW DIRECTORS

      Each year, at our annual meeting, the stockholders are asked to elect directors. Each year, the Board of Directors will recommend a slate of directors for election by the stockholders. In accordance with our bylaws, the Board will also be responsible for filling vacancies or newly-created directors on the Board of Directors that may occur between annual meetings of stockholders. In accordance with its charter, the Nominating and Corporate Governance Committee reviews all proposed nominees for the Board. The Nominating Committee and Corporate Governance Committee will consider candidates for membership on the Board of Directors recommended by stockholders. In addition, as noted below, shareholders may also propose director candidates for consideration by all shareholders at our annual meeting without submitting their names to our Nominating and Corporate Governance Committee, if they follow procedures set forth in our by-laws. The Nominating Committee and Corporate Governance Committee evaluates candidates recommended by stockholders in the same way that it evaluates any other nominee. The Nominating Committee and Corporate Governance Committee selects qualified candidates based upon the criteria set forth below and reviews its recommendations with the Board of Directors, which decides whether to invite the candidate to be a nominee for election to the Board of Directors. Irrespective of how a candidate may be brought to the Nominating and Corporate Governance Committee's attention, at the appropriate time qualified candidates may be asked to conduct one or more personal interviews with appropriate members of the Board of Directors. Each chosen candidate is extended an invitation to join the Board of Directors and, if the candidate accepts, is formally nominated.

      The Nominating and Corporate Governance Committee has not established specific minimum age, education, years of business experience or specific types of skills for potential candidates, but, in general, expects qualified candidates will have: the ability to comprehend our strategic goals and help guide us towards the accomplishment of those goals; personal integrity and a strong sense of ethics; sufficient time to devote to our affairs; knowledge of, and experience with regard to our industry, regulations governing public companies, the geographic locations within which we operate, sound business practices or accounting and financial reporting; and the ability to satisfy criteria for independence established by the Securities and Exchange Commission and the Nasdaq Stock Market. In addition, each director must satisfy other criteria that the Nominating Committee and Corporate Governance Committee determines are relevant in light of our needs and those of the Board of Directors. The charter is attached to this proxy statement as Appendix B.

      In accordance with its charter, the Nominating and Corporate Governance Committee may from time to time retain a director search firm to help identify qualified director nominees for consideration by the Nominating and Corporate Governance Committee. During the fiscal year ended June 30, 2003 we did not pay a fee to any third party to identify or assist in identifying or evaluating potential nominees.

      For a shareholder to nominate a candidate for director to be considered by the Nominating and Corporate Governance Committee, he or she must notify our secretary. To be considered by the Nominating and Corporate Governance Committee for nomination and inclusion in our proxy statement at the 2005 annual meeting, a shareholder must notify our secretary no later than January 26, 2005. Notices should be sent to: AHPC Holdings, Inc., 500 Park Boulevard, Suite 1260, Itasca, Illinois 60143 Attn: Corporate Secretary. Any shareholder nominations proposed for consideration by the Nominating and Corporate Governance Committee must meet all of the requirements contained in our bylaws. Notices should include the following information:

      -     the candidate's name and contact information;

      - a brief description of the candidate's background and qualifications;

      - the reasons that the recommending shareholder believes the candidate would be well suited for our Board of Directors;

      - a statement by the candidate that the candidate is willing and able to serve on the Board of Directors;

      - a statement by the recommending shareholder that the candidate meets the criteria established by the Board of Directors; and

      - a brief description of the recommending shareholder's ownership of our common stock and the term during which his or her shares have been held.

      As an alternative to submitting director candidates to our Nominating and Corporate Governance Committee, shareholders may directly propose candidates for consideration at our annual meeting, if they follow procedures set forth in our by-laws. Under these procedures, the shareholder nominating a director candidate for our 2005 meeting must submit a notice to us between March 30, 2005 and April 29, 2005 containing the following information:

      - the candidate's name and all other information regarding the candidate that would be required in a proxy statement under the rules of the Securities and Exchange Commission, such as information on their business experience and beneficial ownership of our securities; and

      - the name and address and number of shares owned by the shareholder making the nomination and, if the nomination is being made on behalf of a beneficial owner, the same information for the beneficial owner.

      If next year's annual meeting is thirty days earlier or sixty days later than this year's meeting, the above deadlines will be changed so that proposals will be due no earlier that ninety days before the date of the 2005 annual meeting, and no later than sixty days before the meeting or the ten days after we announce the date of the meeting, whichever is later. In addition, if we increase the size of our Board of Directors and do not make a public announcement naming all of the nominees for director or specifying the size of the Board of Directors at least seventy days before the anniversary date of the previous year's annual meeting, a shareholder may submit a notice with regard to a candidate for a director vacancy created by the increased size of the Board within ten days of the date of our announcement regarding the increased size of the Board. While shareholders may directly nominate candidates for consideration at our annual meeting using the above procedures, information on the director candidates will not be contained in our proxy statement unless submitted by the deadline applicable to other shareholder proposals described under "Shareholder Proposals" in this proxy statement.

RECOMMENDATION OF THE BOARD

      The Board hereby recommends and nominates each of Messrs. Don L. Arnwine and Anthony Alibrio for election as directors to serve until their three-year term expires or until their respective successors are elected and qualified.

                               EXECUTIVE OFFICERS

      The following sets forth information with respect to our executive officers who are not directors. These officers are elected annually by the directors and serve until their successors are elected or until their death, resignation or removal by the directors:

      Ms. Deborah Bills, age 35, Chief Financial Officer, Secretary and Treasurer. Ms. Bills was promoted to Chief Financial Officer, Secretary and Treasurer on May 1, 2004. Prior to her promotion, she served as the Company's corporate controller. She joined us in October of 2000 as an accounting manager. Prior to joining us, she served as accounting manager for Advanced Dial Company.

                COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

DIRECTOR COMPENSATION

      All directors who were not also our executive officers, which includes Don
L. Arnwine, George Jeff Mennen, Richard J. Swanson, and Robert J. Simmons, receive: an annual Board member retainer of $5,000; compensation of $1,000 for each Board meeting attended; $500 for each committee meeting attended; and an annual committee member retainer of $1,000. The non-executive chairman will receive an additional annual retainer of $5,000, and the chairman of the Audit Committee will receive an additional annual retainer of $3,000. Each new director is presently entitled to receive stock options under our Omnibus Equity Compensation Plan to purchase 2,000 shares of our common stock in connection with his election. Under the terms of the Plan, the Compensation Committee determines the exercise price of each director option, provided that the exercise price may not be less than the lowest fair market value of our common stock during the six months preceding the election and qualification of such director. All director options are immediately exercisable for a period of ten years from the date of grant. All directors will be reimbursed for expenses incurred in attending Board and committee meetings.

EXECUTIVE COMPENSATION

      The following table discloses the compensation paid by us for services rendered in all capacities to us during the fiscal year ended June 30, 2003, to our Chief Executive officer and our executive officers at June 30, 2003, whose aggregate annual salary and bonus are expected to exceed $100,000 for the 2004 calendar year.

                                                                       LONG-TERM
                                                                      COMPENSATION
                                           ANNUAL COMPENSATION        ------------
                                           -------------------    SECURITIES UNDERLYING      ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR         SALARY      BONUS             OPTIONS           COMPENSATION
---------------------------    ----         ------      -----     ---------------------     ------------
Lew Kwong Ann                  2002               -         -             23,333                       -
Former CEO

Alan E. Zeffer, CEO            2003        $185,000   $ 28,000             6,667                       -
(formerly, CFO)                2002        $140,000   $ 20,000            23,333            $      9,416(1)
                               2001        $ 49,452                                                    -

(1) Includes housing, automobile and other expenses.

EMPLOYMENT AGREEMENTS

      On October 1, 2002, we entered into an employment agreement with Alan E. Zeffer. The agreement with Mr. Zeffer provides for:

-     Mr. Zeffer to serve as our Chief Financial Officer;

-     a base salary of $185,000 per annum;

-     housing expenses not to exceed $1,200.00 per month;

-     a $400.00 per month automobile allowance; and

-     nonqualified stock options to be determined by the Compensation Committee.

                          CHANGE OF CONTROL TRANSACTION

      On April 29, 2004 we redeemed 1,252,538 shares of Class A common stock and the 2,500,000 shares of Class B common stock which comprise all of WRP Asia's Pacific Sdn. Bhd.'s ownership. These share amounts do not reflect the one-for-three reverse stock split which occurred on January 22, 2004. Collectively, these shares represented approximately 56% of the outstanding shares of our common stock. WRP Asia's Pacific Sdn. Bhd. was considered to control us before this transaction. As a result of the transaction, no one shareholder owns a controlling interest in our company. As consideration for the redemption of the WRP Asia shares, we conveyed to WRP Asia all of our 70% ownership interest in PT Buana Multicorpora and canceled all indebtedness owing to our company or our subsidiaries from WRP Asia and from PT Buana.

                      OPTION GRANTS IN THE LAST FISCAL YEAR

                                      INDIVIDUAL GRANTS                                  POTENTIAL REALIZED VALUE AT
                                      -----------------                                    ASSUMED ANNUAL RATES OF
                       NUMBER OF       PERCENT OF TOTAL                                    STOCK PRICE APPRECIATION
                      SECURITIES      OPTIONS GRANTED TO                                       FOR OPTION TERM
                      UNDERLYING         EMPLOYEES IN      EXERCISE     EXPIRATION             ---------------
     NAME              GRANTED           FISCAL YEAR        PRICE         DATE              5%               10%
     ----              -------           -----------        -----         ----              --               ---
Alan E. Zeffer          23,333                               $2.25     Feb. 27, 2012       $85,517          $136,171

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

      The Compensation Committee of the Board of Directors is currently comprised of Messrs. Arnwine, Mennen and Swanson, each of whom was appointed by the Board of Directors. The Compensation Committee oversees administration of our Omnibus Equity Compensation Plan. The purpose of the Plan is to attract and retain capable and experiences officers and employees by compensating them with equity-based awards whose value is connected to our continued growth and profitability. Under the Plan, awards may be made in the form of stock options or restricted stock. In general, we compensate executive officers and senior management through salary, bonus (where appropriate) and the grant of stock options. During the fiscal year ended June 30, 2003, all action of the Compensation Committee was made during the two meetings held or was taken by the Committee by unanimous written consent without a meeting. Because the named executive officers' employment agreements presently control the compensation paid to such executive officers, the Compensation Committee did not formulate policies with respect to the named executive officers' compensation during 2003.

      Don L. Arnwine  George Jeff Mennen  Richard J. Swanson  Robert Simmons

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The members of our Compensation Committee are Messrs. Arnwine, Mennen and Swanson. None of the members of the Compensation Committee, which reviews and approves the compensation of all of our directors and executive officers, is currently or has been, at any time since our formation, one of our officers or employees. None of our executive officers currently serves or in the past has served as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our Board or Compensation Committee.

STOCK PERFORMANCE CHART

      The following graph compares the yearly percentage change in the cumulative total shareholder return on our common stock for each of our last five fiscal years ended June 30 with the cumulative total return (assuming reinvestment of dividends) of the NYSE/AMEX/Nasdaq Stock Market - U.S. Index and a peer group selected by us, in good faith. The peer group consists of American Shared Hospital Services, Daxor Corp., DVI, Inc. and Prime Medical Services, Inc. During the six-month transition period ended June 30, 2000, our peer group was changed to exclude two companies, which were no longer publicly traded.

                                  [LINE GRAPH]

* $100 invested on June 30, 1998 in stock or index - including reinvestment of dividends. Fiscal year ending June 30.

                                         6/30/99    6/30/00    6/30/01    6/30/02     6/30/03
WRP Corporation                           168.1       38.9       16.0       19.3         6.0
NYSE/AMEX/Nasdaq Stock                    151.0      166.5      140.0      116.1        82.8
Peer Group                                 95.8       93.1       96.6      135.8       92.36

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      During the year ended June 30, 2003, we purchased latex powder-free exam gloves amounting to $3.4 million from our former majority shareholder, WRP Asia. In addition, PT Buana MultiCorpa, our former majority owned subsidiary, which operates in Indonesia, sold approximately $4.8 million of powdered latex exam gloves to WRP Asia, during the year ended June 30, 2003.

      As of June 30, 2003, we have an outstanding account receivable with WRP Asia in the amount of $6,297,000, which was forgiven in connection with our purchase of WRP Asia's shares of common stock. As of June 30, 2003 we provided for an allowance for doubtful accounts of approximately $5,860,000 due to the uncertainty of WRP Asia's restructuring plan.

      During the fiscal year ended June 30, 2003, we received consulting services from Healthcare Alliance, Inc., a company 60% owned by Robert Simmons, one of our directors. We engaged Healthcare Alliance to assist us in marketing our products with the expressed purpose of negotiating and executing a purchase agreement with various healthcare group-purchasing organizations. We paid Healthcare Alliance $170,439 during the year ended June 30, 2003, for its services.

              SECTION 16 BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      Section 16(a) of the Securities Exchange Act of 1934, as amended, requires certain officers, directors and beneficial owners of more than 10% of our common stock to file reports of ownership and changes in their ownership of our equity securities with the Securities and

Exchange Commission and Nasdaq. Based solely on a review of the copies of such reports furnished to us, all such reports were filed on a timely basis during the fiscal year ended December 31, 2003.

                                   PROPOSAL 2

              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

GENERAL

The Audit Committee has selected Grant Thornton LLP to audit our consolidated financial statements for fiscal 2004. We are asking the stockholders to ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2004.

A member of Grant Thornton LLP will be present at the meeting, will have the opportunity to make a statement, and will be available to respond to appropriate questions you may ask.

VOTE REQUIRED

If a quorum is present and voting, the affirmative vote of a majority of the votes cast affirmatively or negatively on this proposal at the annual meeting is necessary to ratify the appointment of Grant Thornton LLP as our independent auditors for the fiscal year ending June 30, 2004.

BOARD RECOMMENDATION

The Board recommends that you vote "FOR" the ratification of appointment of Grant Thornton, LLP as our independent auditors.

                            AUDIT AND NON-AUDIT FEES

AUDIT FEES

The aggregate fees billed for professional services rendered by our independent auditors for the audit of financial statements for last two fiscal years 2002 and 2003, and the reviews by the independent auditor of the financial statements included in our Forms 10-K for fiscal year 2003 and 2002 were $110,000 for 2002 and $150,000 for 2003.

AUDIT-RELATED FEES

We were not billed by our independent auditors for any audit-related fees for the fiscal years 2003 and 2002.

TAX FEES

      We were not billed by our independent auditors for tax fees for the fiscal years 2003 and 2002.

ALL OTHER FEES

We were not billed by our independent auditors for any other fees for the fiscal years 2003 and 2002.

PRE-APPROVAL OF SERVICES BY INDEPENDENT AUDITORS

      The Audit Committee has adopted a policy regarding the pre-approval of permitted non-audit services to be performed by our independent auditors. The Audit Committee will, on an annual basis, consider and, if appropriate, approve the provision of non-audit services by our independent auditors. Thereafter, the Audit Committee will, as necessary, consider and, if appropriate, approve the provision of additional non-audit services by our independent auditors not prohibited by law. Grant Thornton did not perform any non-audit services for us during our 2003 fiscal year.

                            SHAREHOLDER COMMUNICATION

      Shareholders wishing to communicate with the Board of Directors or with a Board member should address communications to the Board or to the particular Board member,

                                 c/o Secretary
                               AHPC Holdings, Inc.
                           500 Park Blvd. - Suite 1260
                                Itasca, IL 60143

      Communications will be forwarded by our Secretary to the director to whom the communication is addressed, or if no specific director is designated to the Chairman of the Board of Directors From time to time, the Board may change the process by means of which shareholders may communicate with the Board or its members.

                              SHAREHOLDER PROPOSALS

      In order for shareholder proposals to be included in the proxy materials for the 2005 meeting of shareholders, any such proposal must be received by us at our executive offices not later than January 26, 2005 and meet all other applicable requirements for inclusion therein. If a shareholder intends to present a proposal at our 2005 annual meeting, but has not sought the inclusion of such proposal in our proxy materials, the proposal must be received by us between March 30, 2005 and April 29, 2005, or our management proxies for the 2005 annual meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in our proxy materials. If next year's annual meeting is thirty days earlier or sixty days later than this year's meeting, these deadlines will be changed so that proposals will be due no earlier that ninety days before the date of the 2005 annual meeting, and no later than sixty days before the meeting or the ten days after we announce the date of the meeting, whichever is later.

                             REQUESTS FOR DOCUMENTS

      Any requests for documents or other information should be directed to Alan
E. Zeffer, President and Chief Executive Officer at (630) 285-9191. We will forward such documents, via first class mail, upon receipt of a Shareholder's written request therefore.

                                  OTHER MATTERS

      As of the date of this proxy statement, no business, other than that discussed above, is to be acted upon at the meeting. If other matters not known to the Board of Directors should, however, properly come before the meeting, the persons appointed by the signed proxy intend to vote it in accordance with their best judgment.

                                          AHPC Holdings, Inc.
                                          By Order of the Board of Directors

                                          /s/  Alan E. Zeffer

                                          Alan E. Zeffer
                                          President and Chief Executive Officer

Itasca, Illinois
May 24, 2004

                                   APPENDIX A
                             AUDIT COMMITTEE CHARTER
                               AHPC HOLDINGS, INC
                                    (REVISED)
                                  FEBRUARY 2003

Organization

      The Audit Committee must be composed of a minimum of three board members who are independent of the management of AHPC Holdings, Inc. (the "Company") and are free of any relationship that would interfere with their exercise of independent judgment as a committee member. The definition of "independent" shall be in accordance with any applicable NASDAQ and SEC regulations as amended from time to time. Such members of the audit committee shall be able to read and understand fundamental financial statements or will become able to do so in a reasonable period of time after the appointment to the Audit Committee. At least one member of the Audit Committee, preferably the chairman, shall have the accounting or related financial management expertise and experience to be designated as the "Audit Committee Financial Expert," as defined by the applicable rules of the SEC as amended from time to time.

Statement of Policy

      The Audit Committee is appointed by the Board of Directors to assist the Board in (1) monitoring integrity of financial reporting by the company, (2) the compliance by the Company with legal and regulatory requirements, and (3) the independence and performance of the Company's independent auditors. Further, the Audit Committee shall assist the Company's board members in fulfilling their responsibility to the shareholders, potential shareholders and investment community. In so doing, the Audit Committee shall be responsible for maintaining open communication among board members, the independent auditors and the management of the Company.

      It is acknowledged that the independent auditor's ultimate accountability is to the Audit Committee and the Board of Directors as representatives of shareholders. The Audit Committee and the Board of Directors have authority and responsibility to select, evaluate and, where appropriate, replace the independent auditor.

Responsibilities

      The Audit Committee's responsibilities will include the following:

      - Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

      - Ensure receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard 1. The Audit Committee will engage in dialogue with the auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and will make recommendations to the Board of Directors to take appropriate action to oversee the independence of the independent auditors.

      - The Audit Committee will review the auditor's fees to determine whether they are appropriate for the services they render, and approve the payment of fees for such services.

      - Meet with the independent auditors and management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be performed.

      - Meet with the independent auditors and management of the Company at the conclusion of the audit to review the results of the audit, including any comments or recommendations of the independent auditors, especially the contents of any auditors' letter to management.

      - Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q., including the results of the independent auditors' reviews of the quarterly financial statements. Such reviews may be in person or telephonically.

      - Review with the independent auditors and with the financial and accounting personnel the adequacy and effectiveness of the Company's internal controls and disclosure controls and elicit any recommendations for improving the internal controls and disclosure controls or particular areas where new or more detailed controls or procedures are desirable.

      - Obtain reports from management and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct, including disclosures of insider and affiliated party transactions.

      - Review legal and regulatory matters that may have a material effect on the financial reporting.

      - Review with management and the independent auditor the effect of regulatory and accounting initiatives, as well as off-balance sheet matters, if any, on the Company's financial statements.

      - Inquire of management and the independent auditors regarding significant risks or exposures and assess the steps management has taken to minimize such risk and exposures to the Company.

      - Review and approve all related-party transactions, as they are defined by the appropriate regulatory entity.

      - Review the financial statements contained in the reports to shareholders with management and the independent auditors, and recommend to the board the inclusion of such financial statements in regulatory filings.

      - Inquire of the independent auditors regarding their qualitative judgments about the appropriateness, not just the acceptability, of the critical accounting principles and the clarity of the financial disclosures. Also inquire of the auditors regarding their reasoning in accepting or questioning management's significant estimates, changes or proposed changes in accounting principles and disclosure practices management employs for new transaction or events.

      - Provide sufficient opportunity at meetings of the Audit Committee for the independent auditors to meet with the members of the Audit Committee without members of management present. Among the items to be discussed in these meetings are the independent auditor's evaluation of the

      - Company's financial personnel and the cooperation which the independent auditors received during the course of the audit, including any difficulties encountered in the course of the audit work, and/or any restrictions by management on the scope of activities or access to required information, and any disagreements with management.

      - Consider whether Audit Committee members are provided with appropriate background information and training, and when necessary, seek such information and training from management or the independent auditors or other relevant parties.

      - Submit the minutes of all meetings of the Audit Committee to the Board of Directors.

      - Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

      - Investigate any matter brought to its attention within the scope of its duties, with the power to retain outside counsel or appropriate consultants to advise it for this purpose if, in its judgment, that is necessary.

      - Review the Company's proxy statement disclosure concerning the report of the Audit Committee and the independence of the members of the Audit Committee, include the Audit Committee Charter as an exhibit to the Company's proxy statement at least once every three years and recommend any changes to the Audit Committee Charter to the Board of Directors.

Periodic Review of Adequacy of Audit Committee Charter

      The Audit Committee must review and reassess the adequacy of the formal written Audit Committee Charter on an annual basis.

Periodic Meetings

      In addition to specific purpose meetings set forth above, the Audit Committee must formally meet at least twice per year. The meetings may be held either in person or by telephonic communications.

                                 AUDIT COMMITTEE
                                    CHECKLIST

                                                       TIME FOR PRIMARY EMPHASIS
                                          ---------------------------------------------------
           A. ORGANIZATION                 FEBRUARY      JUNE    SEPTEMBER        OTHER
----------------------------------------  -----------   ------   ---------   ----------------
1.  The Audit Committee shall consist of       X          X                      ONGOING
    four (4) or more directors elected                    X          X
    annually by the Board of Directors         X
                                               x                     X
2.  Each member of the Audit Committee
    shall be "independent" as defined in       X          X          X           ONGOING
    the rules of the NASD
                                                          X
3.  Each member of the Audit Committee
    shall be financially literate and at
    one (1) of the members shall have                     X
    expertise in the area of accounting      ANNUAL                  X               AS
    or financial management.              PRELIMINARY                              NEEDED
                                             ANNUAL                  X
4.  The audit Committee shall annually    PRELIMINARY
    review its charter and recommend to                   X          X
    the Board of Directors any charter                    X
    changes that the Audit Committee
    considers advisable.                    ANNUAL                               ONGOING
                                          PRELIMINARY
5.  The Audit Committee shall meet as                     X
    frequently as circumstances require,
    but in no event less than three (3)
    times per year. The Audit Committee      ANNUAL     ANNUAL
    may ask members of management or      PRELIMINARY    FINAL
    others to attend meeting and provide     ANNUAL                             AS NEEDED
    pertinent information as necessary.   PRELIMINARY                            ONGOING
                                                                                 ONGOING
6.  The Audit Committee will have direct                                       EACH MEETING
    access to financial, legal, and          ANNUAL
    other staff and advisors of the       PRELIMINARY
    Company. Such advisors may assist                   ANNUAL
    the members in defining their rules                  FINAL               QUARTERLY BEFORE
    and responsibilities, consult with                                       EARNINGS RELEASE
    members regarding a specific audit         X           X                       MAY
    or other issues that may arise in
    the course of the Audit Committee's      ANNUAL                              QUARTERLY
    duties.                               PRELIMINARY

7.  The Audit Committee shall report
    periodically to the Board of                                               EACH MEETING
    Directors on matters within the                                              QUARTERLY
    scope of the Audit Committee's
    responsibility.                                       X

8.  The Audit Committee shall elect a
    Chairman, each to serve until a                                              QUARTERLY
    successor is elected.
                                                        ANNUAL
B.  SCOPE OF RESPONSIBILITIES:                           FINAL

1.  Recommend the selection and
    discharge of the independent                                                 QUARTERLY
    auditors for approval by the Board                  ANNUAL                 EACH MEETING
    of Directors, and approve                            FINAL
    compensation of the independent
    auditors.

2.  The independent auditors shall be
    accountable to the Audit Committee                           ANNUAL
    and to the Board of Directors.                                FINAL
                                                                 ANNUAL
                                                                  FINAL                          AS NEEDED

3.  Review independence with independent                         ANNUAL                        EACH MEETING
    auditors annually, including the                              FINAL
    consideration of other services
    provided by the independent auditors                         ANNUAL                          AS NEEDED
    or their affiliates. Obtain on an                             FINAL
    annual basis written confirmation of
    the independent auditors.                                      X

4.  Serve as a channel of communication                          ANNUAL
    between the independent auditors and                          FINAL                          AS NEEDED
    the Board of Directors.

5.  Review with the independent auditors                                                         AS NEEDED
    the coordination of audit efforts to
    assure completeness of coverage,
    reduction of redundant efforts and
    the effective use of audit
    resources.

6.  Conduct separate executive sessions
    with management and with the
    independent auditors relating to the
    areas within the scope of Audit
    Committee responsibility.

7.  Consider the results of the review
    of the interim financial statements
    by the independent auditors. The
    Audit Committee Chairman will
    discuss the results of the review
    with the independent auditors and
    the Company's Chief Financial
    Officer prior to public announcement
    of the interim results. The Chairman
    will convene the Audit Committee by
    telephone or in person if in his
    judgment there is an issue that
    warrants such a meeting.

8.  Recommend to the Board of Directors
    the inclusion of the audited
    financial statements in the
    Company's annual report on Form
    10-K.

9.  Prepare an annual report of the
    Audit Committee to be included in
    the Company's annual meeting proxy
    statement.

10. Review the Company's compliance with applicable accounting and financial reporting rules, including SEC, NASD and AICPA rules.

11. Inquire of management and of the
    independent auditors about
    significant risks or exposures and
    assess the steps management has
    taken to minimize such risk to the
    Company.

12. Consider and review with the
    independent auditors:

(a) The adequacy of the Company's
    internal controls including
    computerized information system
    controls and security.

(b) The findings and recommendations of
    the independent auditors together
    with management's responses with
    respect to the Company's internal
    controls.

13. Consider and review with management
    and the independent auditors:

(a) Significant findings during the
    year, including the status of
    previous audit recommendations.

(b) Any difficulties encountered in the
    course of audit work including any
    restrictions on the scope of
    activities or access to required
    information.

14. Inquire as to the independent
    auditors' independent qualitative
    judgments about the appropriateness,
    not just the acceptability, of the
    accounting principals and the
    clarity of the financial disclosure
    practices used or proposed to be
    adopted by the Company.

15. Inquire as to the independent
    auditors' views about whether
    management's choices of accounting
    principals are conservative,
    moderate, or aggressive from the
    perspective of income, asset, and
    liability recognition, and whether
    those principals are common
    practices or are minority practices.

16. Consider, in consultation with the
    independent auditors, the scope and
    plan of the independent auditors.

17. Review with management and the
    independent auditors the results of
    annual audits and related comments
    deemed appropriate including:

(a) The independent auditors' audit of
    the Company's annual financial
    statements, accompanying footnotes
    and its report thereon.

(b) Any significant changes required in
    the independent auditors' audit
    plans.

(c) Any difficulties or disputes with
    management encountered during the
    course of the audit.

(d) The Company's compliance with its
    loan covenants.

(e) Other matters related to the conduct of the audit, which are to be communicated to the Audit Committee under Generally Accepted Auditing
    Standards.

18. Review with the independent auditors any impending changes in accounting and financial reporting rules, including SEC, NASD and AICPA rules, and the expected impact of such changes on the Company.

18. Receive a report from the
    independent auditors regarding
    issues or potential issues, if any.

19. Conduct or authorize investigations
    into any matters within the Audit
    Committee's scope of
    responsibilities. The Audit
    Committee is empowered to use the
    Company's professional advisors or
    to retain independent counsel and
    other independent professionals to
    assist in the conduct of any
    investigation.

20. Discuss with management the status
    of pending litigation, taxation
    matters and areas of oversight to
    the legal and compliance area as may
    be appropriate.

21. The Audit Committee has the
    responsibility to exercise the
    powers set out in the Charter.
    However, it is not the duty of the
    Audit Committee to plan or conduct
    audits or to determine that the
    Company's financial statements are
    complete or constitute a fair
    presentation or are in accordance
    with generally accepted accounting
    principals. These matters are the
    responsibility of management and the
    independent auditor. It is also not
    the duty of the Audit Committee to
    resolve disagreements, if any,
    between management and the
    independent auditor, or to ensure
    compliance with laws and
    regulations.

                                   APPENDIX B
                         CORPORATE GOVERNANCE/NOMINATING
                                COMMITTEE CHARTER
                               OF WRP CORPORATION

The Corporate Governance Committee's responsibilities and powers as delegated by the board of directors are set forth in this charter. The Committee relies to a significant extent on information and advice provided by management and independent advisors. Whenever the Committee takes an action, it exercises its independent judgment on an informed basis that the action is in the best interests of the company and its stockholders.

1.    STATUS

      - The Corporate Governance/Nominating Committee (the "Committee") is a committee of the board of directors.

2.    PURPOSE

      - As set forth herein, the Committee shall, among other things, discharge the responsibilities of the board of directors relating to the appropriate size, functioning and needs of the board including, but not limited to, recruitment and retention of high quality board members, committee composition and structure, board assessment and related party and conflicts oversight.

3.    MEMBERSHIP

      - The Committee shall consist of at least three members of the board of directors as determined from time to time by the board. Each member shall be "independent" in accordance with the listing standards of the Nasdaq Stock Market, as amended from time to time, and as defined in the Corporation's by-laws, as amended from time to time.

      - The board of directors shall elect the members of this Committee at the first board meeting practicable following the annual meeting of stockholders and may make changes from time to time pursuant to the provisions below. Unless a chair is elected by the board of directors, the members of the Committee shall designate a chair by majority vote of the full Committee membership.

      - A Committee member may resign by delivering his or her written resignation to the chairman of the board of directors, or may be removed by majority vote of the board of directors by delivery to such member of written notice of removal, to take effect at a date specified therein, or upon delivery of such written notice to such member if no date is specified.

4.    MEETINGS AND COMMITTEE ACTION

      - The Committee shall meet at least as often as may be required by the Corporation's by-laws, as amended from time to time, and at such times as it deems necessary to fulfill its responsibilities. Meetings of the Committee shall be called by the chairman of the Committee upon such notice as is provided for in the bylaws of the company with respect to meetings of the board of directors. A majority of the members shall constitute a quorum. Actions of the Committee may be taken in person at a meeting or in writing without a meeting. Actions taken at a meeting, to be valid, shall require the approval of a majority of the members present and voting. Actions taken in writing, to be valid, shall be signed by all members of the committee. The Committee shall report its minutes from each meeting to the board of directors.

      - The chairman of the Committee shall establish such rules as may from time to time be necessary or appropriate for the conduct of the business of the Committee. At each meeting, the chairman shall appoint as secretary a person who may, but need not, be a member of the Committee. A certificate of the secretary of the Committee setting forth the names of the members of the Committee or actions taken by the Committee shall be sufficient evidence at all times as to the persons constituting the Committee, or such actions taken.

5.    DUTIES AND RESPONSIBILITIES

The Committee's duties and responsibilities include:

      - Considering matters of corporate governance, recommending governance matters for the board and reviewing periodically this charter and the Corporation's governance principles.

      - Reviewing and making recommendations to the board of directors regarding amendments to the Corporation's governing documents.

      -     Making recommendations on the structure of board meetings.

      - Monitoring and making recommendations regarding committee functions, contributions and composition.

      - Developing the criteria and qualifications for membership on the board.

      - Developing programs for the continuing education of all directors and for the orientation of new directors.

      - Reviewing and making recommendations to the board of directors regarding director compensation.

      - Establishing and periodically reviewing director retirement policies and making recommendations to the board of directors, regarding these policies.

      - Reviewing and making recommendations to the board of directors regarding the appropriate level of director and officer liability insurance and evaluating the appropriateness of providing indemnity to the Corporation's officers, directors or agents on a case-by-case basis, including the appropriateness of advancing fees and expenses.

      - Reviewing and making recommendations to the board of directors regarding all related-party transactions required to be disclosed in the Corporation's public filings in accordance with SEC rules and regulations and any additional transactions, whether or not required to be disclosed between (1) officers and the Corporation or its subsidiaries, (2) the Corporation and its subsidiaries, (3) directors, (4) one or more officers and one or more directors and
            (5) officers.

      - Reviewing periodically, the Corporation's code of conduct or code of ethics, as applicable, and evaluating and making recommendations to the board of directors regarding requests, if any, for waivers from these codes.

      - Considering all questions regarding a conflict of interest involving any board members, the Corporation, its subsidiaries or their respective officers.

      -     Reviewing the outside activities of senior executives.

      - Reviewing all transactions or proposed transactions that trigger the Corporation's shareholders' rights plan, if any, and making recommendations to the board of directors regarding the transaction or the rights plan.

      - Reviewing all proposals involving (i) a change in control, or (ii) the purchase or sale of assets constituting more than 10% of the Corporation's total assets and then making recommendations to the board of directors with respect to these proposals.

      - Creating a format to review each of the directors; conducting the reviews annually in accordance with the format; and distributing the reviews results to all board members for their review and consideration.

      -     Evaluating, on an annual basis, the Committee's performance.

      - Making recommendations to the board on methods for enhancing services to, and improving communications and relations with the, Corporation's stockholders.

6.    POWERS AND AUTHORITY

Subject to such specific constraints as may be imposed by the board of directors, the board of directors delegates to the Committee all powers and authority that are necessary or appropriate to fulfill its duties and responsibilities hereunder, including but not limited to:

      - Recruiting, reviewing and nominating candidates for election to the board of directors or to fill vacancies on the board of directors.

      - Reviewing candidates proposed by stockholders, and conducting appropriate inquiries into the background and qualifications of any such candidates.

      -     Administering any director compensation plans;

      - Retaining and terminating any professionals (such as search firms, attorneys and compensation professionals) to assist in evaluating, designing and documenting of director compensation, including sole authority to approve the professional's fees and other retention terms.

      - Establishing subcommittees for the purpose of evaluating special or unique matters.

      YOUR VOTE IS IMPORTANT. THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES. PLEASE PROMPTLY MARK, SIGN, DATE
             AND RETURN THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE.

                                   PROXY CARD
                               AHPC HOLDINGS, INC.
                                  COMMON STOCK
           500 PARK BOULEVARD, SUITE 1260, ITASCA, ILLINOIS 60143-2639
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

      The undersigned hereby appoints Alan Zeffer and Deborah Bills, and each of them, as Proxies, each with the power to appoint his/her substitute, and hereby authorizes them to represent and to vote all of the shares of common stock of AHPC Holdings, Inc., a Maryland corporation, held of record by the undersigned, at the annual meeting of Shareholders ("Meeting") to be held on June 28, 2004, or any adjournments or postponements thereof, as hereinafter specified on the matters as more specifically described in our proxy statement and in their discretion on any other business that may properly come before the Meeting.

      1.    Proposal to elect two directors as follows:

                             Don L. Arnwine    Anthony F. Alibrio, Sr.

            [ ] FOR the election of the   [ ] Withhold All  [ ] For all except
                two nominees.

            _______________________________________________________

            (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.)

      2. Proposal to ratify the appointment of Grant Thornton, LLP to serve as our auditors for the fiscal year ending June 30, 2004.

      [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

      3. Other Business - In their discretion, the Proxies are authorized to transact any other business as may properly come before the meeting or any adjournment thereof.

      OTHER BUSINESS IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO TRANSACT ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

            This proxy, when properly executed, will be voted in the manner designated herein by the undersigned shareholder. If no designation is made, the Proxy will be voted FOR the above Proposals.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE.

                                        DATED:__________________________________

                                        ________________________________________
                                                     (Signature)

                                        ________________________________________
                                               (Signature if held jointly)

                                        Please sign as name appears hereon. When shares are held jointly, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized officer.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR ITEM 1 AND 2.

              AMENDMENT TO PROXY STATEMENT OF AHPC HOLDINGS, INC.
                           (FORMERLY WRP CORPORATION)

         The following section replaces the section captioned "Security Ownership of Certain Beneficial Owners and Management" on pages 2 and 3 of the enclosed proxy statement of AHPC Holdings, Inc., which was formerly known as WRP Corporation. In the table contained in the proxy statement, the number of shares beneficially owned by Richard J. Swanson, Alan E. Zeffer and Anthony Alibrio, as well as the totals for our executive officers and directors as a group, were inadvertently reported incorrectly. The corresponding percentages were similarly incorrect. This amendment corrects these figures, and adds a footnote regarding the ownership of Mr. Alibrio, who did not beneficially own the 20,000 shares indicated in the table in the proxy statement as of May 17, 2004, but was granted options to purchase 20,000 shares on May 18, 2004.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of our common stock as of May 17, 2004, by: (i) each director who beneficially owns common stock; (ii) each executive officer; (iii) each person whom we know beneficially owns in excess of five (5%) percent of the outstanding shares of our common stock; and (iv) all directors and executive officers, as a group. Except as otherwise indicated in the footnotes to the table, the shareholders named below have sole voting and investment power with respect to the shares of common stock.


                                                   Shares Issuable
                                                  Upon the Exercise
     Name of                                        of Options or     Total Beneficially         Percentage of
 Beneficial Owner               Shares Owned          Warrants             Owned             Outstanding Shares(1)
 ----------------               ------------          --------             -----             ---------------------
George Jeff Mennen                 3,333              30,000               33,333                    2.92%

Richard J. Swanson                 2,000              29,000               31,000                    2.72%

Don L. Arnwine                     1,000              30,000               31,000                    2.72%

Robert J. Simmons                  1,666              30,000               31,666                    2.77%

Alan E. Zeffer                         0              50,000               50,000                    4.31%

Anthony Alibrio(2)                     0                   0                    0                      *

Total Executive officers           7,999             169,000              176,999                   13.83%
& Directors as a group (5
persons)

*  Represents less than 1%

(1) Percent of class is based on 1,111,230 shares of the combined number of shares of common stock outstanding on May 17, 2004.

(2) Mr. Alibrio was granted options to purchase 20,000 shares of our common stock on May 18, 2004, and as of this date beneficially owned 1.77% of our common stock. Including these shares, our executive officers and directors, as a group, beneficially owned 15.15% of our shares of common stock as of May 18, 2004.